UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 19, 2008
Date of Report (Date of earliest event reported)
______________________

FortuNet, Inc
(Exact name of registrant as specified in its charter)

Nevada	000-51703	88-0252188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 South Highland Drive, Suite C, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (702) 796-9090

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Austin American-Statesman reported on its website on November 19, 2008 that grand juries in Tarrant County, Texas and Bexar County, Texas returned indictments of several officers, directors and employees of Aces Wired.  The Austin American-Statesman reported that the indictments bring gambling-related felony charges under organized crime statutes.  The text of the article is attached hereto as Exhibit 99.1

Aces Wired is currently being investigated by the Texas gaming authorities for alleged violations of Texas Penal Code provisions relating to gambling promotion; keeping a gambling place; possession of a gambling device, equipment or paraphernalia; and engaging in organized criminal activity relating to same.

K&B Bingo Sales Incorporated, doing business as Good Time Bingo (“K&B Bingo”) is a wholly-owned subsidiary of Aces Wired and is one of FortuNet, Inc.’s (the “Company”) largest distributors.  As reported in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 13, 2008, during the fiscal quarter ended September 30, 2008, the Company derived approximately 38% of its revenue through K&B Bingo.

The reported indictments of officers, directors and employees of Aces Wired and the ongoing investigation of Aces Wired by the Texas Attorney General and local gaming authorities may potentially impact the operations of K&B Bingo throughout the state of Texas. While the investigation of Aces Wired has not impacted the Company’s ability to generate revenues in Texas through K&B Bingo to date, in the event that K&B Bingo’s activities are suspended in Texas, the loss of revenues generated by K&B Bingo could have a material impact upon the Company’s results of operations. Currently the Company does not hold a bingo distributor license in the state of Texas.  If the Company’s relationship with K&B Bingo terminates or is terminated and the Company cannot obtain a bingo distributor license in Texas in order to maintain our relationship with existing end users , the loss of end users in Texas would have a material adverse affect upon the Company’s business and operations.

Exhibit 99.1 to this Current Report on Form 8-K is furnished to, but not filed with, the Securities and Exchange Commission.  The information contained in Exhibit 99.1 shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Text of article published by the Austin American-Statesman on November 19, 2008

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FortuNet, Inc ___________________________________ (Registrant)
November 19, 2008 ___________________________________ (Date)	/s/ YURI ITKIS ___________________________________ Yuri Itkis Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Text of article published by the Austin American-Statesman on November 19, 2008